Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION (MARKED BY BRACKETS AS “[***]”) HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATES IN THE UNITED STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

CONVERTIBLE PROMISSORY NOTE

Date of Note:	February 3, 2025

Principal Amount of Note:	Amount of aggregate Contributions set forth on Schedule 1

For value received SP Healthcare SPV I, LLC, a Delaware limited liability company (the “Company”), promises to pay to the undersigned holder or such party’s assigns (the “Holder”) the principal amount set forth above with simple interest on the outstanding principal amount at the rate of 8% per annum. Interest shall commence with the date hereof and shall continue on the outstanding principal amount until paid in full or converted. Interest shall be computed on the basis of a year of 365 days for the actual number of days elapsed. All unpaid interest and principal shall be due and payable upon request of the Holder on or after February 3, 2029 (the “Maturity Date”).

1.
Additional Contributions of Principal. The Holder shall have the right, but not the obligation, to contribute up to an additional $[***] to the Company under this Note at any time between the date of this Note and the Maturity Date upon one business day of prior notice (each such contribution, a “Contribution”). Upon the consummation of each Contribution, the Principal Amount of Note set forth on the first page of this Note shall automatically, without action by any party, be amended to account for all such Contributions; provided that interest on any Contributions shall accrue as of the date such Contribution is made. Schedule 1 attached hereto shall set forth all Contributions made under this note, including the initial contribution on the date hereof, including the date of such Contribution, and shall be updated upon each Contribution to reflect all such Contributions. For purposes of clarity, the Holder shall not be required to make any Contributions pursuant to the terms of this Note and the Holder making aggregate Contributions in any amount less than $[***] shall not: (i) constitute a breach or default under this Note; (ii) affect the validity of this Note with respect to any Contributions actually made; or (iii) give rise to any claim or cause of action by the Company.
2.
Defined Terms.

(a)
“Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including, without limitation, any general partner, managing member, officer, director or trustee of such Person, or any venture capital fund or other investment fund now or hereafter existing that is controlled by one or more general partners, managing members or investment adviser of, or shares the same management company or investment adviser with, such Person.
(b)
“APA” means that certain Asset Purchase Agreement, dated as of February 2, 2025, by and between NewCo, [***] (“[***]”) and the other parties thereto.
(c)
“Change of Control” means (i) a consolidation or merger of a Conversion Entity with or into any other corporation or other entity or person, or any other corporate reorganization, other than any such consolidation, merger or reorganization in which the equity securities of such Conversion Entity immediately prior to such consolidation, merger or reorganization continue to represent a majority of the voting power of the surviving entity immediately after such consolidation, merger or reorganization; (ii) any transaction or series of related transactions to which a Conversion Entity is a party in which in excess of 50% of such entity’s voting power is transferred; or (iii) the sale or transfer of all or substantially all of a Conversion Entity’s assets, or the exclusive license of all or substantially all of a Conversion Entity’s material intellectual property; provided that a Change of Control shall not include any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by a Conversion Entity or any successor, indebtedness of such Conversion Entity is cancelled or converted or a combination thereof.
(d)
“Conversion Entity” means each of the Company and NewCo.
(e)
“[***]” means [***].
(f)
“Form of Amended and Restated Operating Agreement” means the Form of Amended and Restated Operating Agreement attached hereto as Exhibit A, as amended or modified from time to time as prescribed for herein.
(g)
“Form of [***] Agreement” means the Form of [***] Agreement attached hereto as Exhibit B, as amended or modified from time to time as prescribed for herein.
(h)
“ICA Event” means notice to the Holder by its external legal counsel (following request by the Holder) that such counsel would be unable to provide an opinion in standard form in reliance on Rule 3a-8 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), that the Holder’s ultimate parent would not be required to register as an “investment company” under the Investment Company Act. In making the determination with respect to the preceding sentence, the Holder’s counsel may rely on the Holder’s ultimate parent’s financial statements included in filings made by it with the Securities and Exchange Commission and upon other financial information with respect to the Holder’s ultimate parent and its subsidiaries provided by the Holder (including projected expenses and asset values).
(i)
“Management Agreement” means that certain Management Agreement, dated as of the date hereof, by and between the Company, NewCo and SkyPath.
(j)
“NewCo” means Biovire, Inc.
(k)
“New Securities” means, collectively, equity securities of the Company, whether or not currently authorized, as well as rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable

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for such equity securities.
(l)
“Operating Agreement” means that certain Operating Agreement of the Company, dated as of December 19, 2024, and attached hereto as Exhibit C.
(m)
“Person” means any individual, corporation, partnership, trust, limited liability company, association, or other entity.
(n)
“Preferred Units” means preferred units of the Company, which shall have the rights and preferences as set forth in the Form of Amended and Restated Operating Agreement.
(o)
“Qualified Financing” means the issuance and sale of equity securities by a Conversion Entity to investors other than the Related Parties in a bona fide equity financing for capital raising purposes that results in total proceeds to such Conversion Entity of not less than $[***] (excluding the conversion of this Note or any other convertible securities held by a Related Party).
(p)
“Related Party” means each of the Holder, SkyPath, [***] and their respective Affiliates.
(q)
“SkyPath” means SkyPath Partners LLC.
(r)
“Transfer” means any assignment, sale, offer to sell, pledge, mortgage, hypothecation, encumbrance, disposition of or any other like transfer or encumbering any Securities (as defined below) or any interest therein.
3.
Basic Terms.
(a)
Payments. All payments of interest and principal shall be in lawful money of the United States of America. All payments shall be applied first to accrued interest, and thereafter to principal.
(b)
Prepayment. The Company may not prepay this convertible promissory note (the “Note”) Note without the consent of the Holder.
4.
Conversion.
(a)
Conversion. In the event (i) of the consummation of a Qualified Financing, (ii) [***], (iii) of the consummation of a Change of Control, (iv) of an ICA Event or (v) this Note becomes due and payable as a result of the Maturity Date or an Event of Default (each such event described in clauses (i) – (v), a “Conversion Event”), in each case, while this Note remains outstanding, Holder shall have the option, in its sole discretion, at any time following such Conversion Event, to convert the outstanding principal amount of this Note and any unpaid accrued interest into Preferred Units [***].
(b)
Procedure for Conversion. In connection with any conversion of this Note into Preferred Units, (i) the Holder shall surrender this Note to the Company and (ii) the Holder and the Company shall enter into a Subscription Agreement in substantially the form attached hereto as Exhibit D.
(c)
Interest Accrual. If a Conversion Event pursuant to which this Note is converted is consummated, all interest on this Note shall be deemed to have stopped accruing as of a date selected by the Company and agreed to by the Holder, that is up to 10 days prior to the consummation of such Conversion Event.

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5.
Covenants.
(a)
Affirmative Covenants.
(i)
Use of Proceeds. All proceeds received by the Company pursuant to this Note shall be solely and exclusively used to purchase preferred equity securities of NewCo for the purpose of acquiring certain assets of [***] pursuant to the APA and for the general operation of NewCo’s business.
(ii)
Information Rights. While this Note remains outstanding:
(1)
The Holder shall be entitled to consult with and advise management of the Company on significant business issues, and management will meet with the Company regularly during each year at mutually agreeable times for such consultation and advice and to review the Company’s progress and the progress of NewCo;
(2)
The Holder may examine the books and records of the Company and NewCo and may request information at reasonable times and intervals (but in any case, at least monthly) concerning the general status of the Company’s and NewCo’s financial condition and operations; and
(3)
The Company shall, upon request by the Holder, provide recent balance sheets, statements of income and cash flows for each of the Company and NewCo (to the extent available), in each case prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments; and (ii) not contain all notes thereto that may be required in accordance with GAAP).
(iii)
Rights to Future Equity Issuances. Subject to the terms and conditions of this Section 5(a)(iii) and applicable securities laws, if any Conversion Entity proposes to offer or sell any New Securities, the Company shall first offer such New Securities to Holder. Holder shall be entitled to apportion the right of first offer hereby granted to it in such proportions as it deems appropriate, among (i) itself and (ii) its Affiliates. The Company shall give notice (the “Offer Notice”) to Holder, stating (i) such Conversion Entity’s bona fide intention to offer such New Securities, (ii) the number of such New Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Securities. By notification to such Conversion Entity within [***] days after the Offer Notice is given (the “Election Period”), Holder may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, all or any portion of such New Securities. Any portion of the New Securities referred to in the Offer Notice that are not elected to be purchased or acquired by Holder as provided in this Section 5(a)(iii) before the expiration of the Election Period may, during the [***] day period following the expiration of the Election Period, be offered and sold by such Conversion Entity to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within [***] days of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to Holder in accordance with this Section 5(a)(iii).
(iv)
Right of First Refusal. At least [***] days prior to any Transfer of any equity security or debt security of a Conversion Entity by SkyPath or the Company (each a “Restricted Party”), such Restricted Party desiring to make such Transfer (the “Transferring Party”) will deliver a written notice (the “Offer Notice”) to Holder specifying in reasonable detail (i) the identity of the prospective transferee(s) (the “Transferee(s)”), (ii) the number and type of equity securities and/or debt securities to be Transferred (the “Offered Securities”) and (iii) the principal terms of the proposed Transfer,

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including the price and intended date of the proposed Transfer; provided that such proposed Transfer may be made only for cash consideration. Subject to this Section 5(a)(iv), the Transferring Party may not consummate such proposed Transfer until at least [***] days after the delivery of the Offer Notice (the “Authorization Date”). Holder will have the right to purchase all or any portion of the Offered Securities at the price and on the other terms set forth in the Offer Notice, by delivering written notice of such election to the Transferring Party within [***] days after delivery of the Offer Notice. If Holder has elected to purchase any or all of the Offered Securities from the Transferring Party, then such purchase will be consummated as soon as practicable after the delivery of the applicable election notice described herein to the Transferring Party, but in any event by the later of (i) the date specified in the proposed Offer Notice as the intended date of the proposed Transfer and (ii) the Authorization Date. If Holder does not elect to purchase all of the Offered Securities (in the aggregate) from the Transferring Party, then the Transferring Party will have the right, within [***] days following the Authorization Date, to Transfer the Offered Units not so purchased to the Transferee(s) specified in the Offer Notice (i) at a price not less than the price specified in the Offer Notice and (ii) on other terms no more favorable to the Transferee(s) thereof than specified in the Offer Notice. Any Offered Securities not so Transferred within such [***]-day period will be reoffered to Holder pursuant to this Section 5(a)(iv) prior to any subsequent proposed Transfer. In the event any Transferring Party is obligated to Transfer any Offered Securities to Holder pursuant to this Section 5(a)(iv) and fails to Transfer such Offered Securities in accordance with the terms of this Section 5(a)(iv), at the election of Holder, Holder will have the right (in addition to all other remedies available to such Holder under this Agreement, at law or in equity) to send to such Transferring Party the purchase price for such Offered Securities as specified in the Offer Notice, and the applicable Conversion Entity will amend and update such Conversion Entity’s stock/debt/capitalization ledger(s) to reflect such Transfer of Offered Securities, in each case, without requiring the approval or consent of the Transferring Party or any other Person.
(v)
Execution and Delivery of Certain Agreements.
(1)
Operating Agreements. Upon the conversion of this Note as set forth in Section 4 herein, the Company and SkyPath agree that (i) the Form of Amended and Restated Operating Agreement shall be adopted by the Company, SkyPath and any other member of the Company necessary to effectuate its adoption and effectiveness and will supersede and replace the Operating Agreement (ii) the [***]. The Form of Amended and Restated Operating Agreement and the [***] may be amended and/or modified upon the mutual written agreement of the Holder and SkyPath.
(b)
Negative Covenants. While this Note remains outstanding, the Company shall not, and SkyPath shall not cause the Company to, either directly or indirectly by amendment, merger, consolidation, domestication, transfer, continuance, recapitalization, reclassification, waiver, statutory conversion, or otherwise, effect any of the following acts or transactions without the written consent of the Holder, which may be withheld in the Holder’s sole discretion:
(i)
(1) liquidate, dissolve or wind-up the business and affairs of a Conversion Entity or effect any Change of Control or any other merger, consolidation, statutory conversion, transfer, domestication or continuance of a Conversion Entity; or (2) vote to approve or consent to any such liquidation, dissolution, winding-up, Change of Control, merger, consolidation, statutory conversion, transfer, domestication or continuance of a Conversion Entity or any subsidiary thereof;
(ii)
amend, alter or repeal any provision of the Operating Agreement or the Management Agreement;
(iii)
purchase or redeem (or permit any subsidiary to purchase or redeem) or

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pay or declare any distribution on, any equity security or debt security of a Conversion Entity or a subsidiary thereof;
(iv)
create any lien or security interest (except for purchase money liens or statutory liens of landlords, mechanics, materialmen, workmen, warehousemen and other similar persons arising or incurred in the ordinary course of business) on a Conversion Entity, or incur other indebtedness for borrowed money by a Conversion Entity or a subsidiary thereof, including but not limited to obligations and contingent obligations under guarantees, or permit any subsidiary of an Conversion Entity to take any such action with respect to any lien, security interest or other indebtedness for borrowed money;
(v)
create, or hold any equity security or debt security in, any subsidiary of a Conversion Entity that is not wholly owned (either directly or through one or more other subsidiaries) by a Conversion Entity, or permit any subsidiary to create, or issue or obligate itself to issue, any equity security or debt security, or sell, transfer or otherwise dispose of any equity security or debt security of any direct or indirect subsidiary of a Conversion Entity, or permit any direct or indirect subsidiary to sell, lease, transfer, exclusively license or otherwise dispose (in a single transaction or series of related transactions) of all or substantially all of the assets of such subsidiary; or
(vi)
enter into any agreement, arrangement, contract or other similar transaction with a Related Party; or
(vii)
cause the Company to change its classification to a corporation or other entity taxable as an entity for U.S. federal income tax purposes.
6.
Representations and Warranties.
(a)
Representations and Warranties of the Company. The Company and SkyPath hereby represent and warrant to the Holder as of the date the first Note was issued as follows:
(i)
Organization, Good Standing and Qualification. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the requisite company power to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign limited liability company in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business (a “Material Adverse Effect”).
(ii)
Company Power. The Company has all requisite company power to issue this Note and to carry out and perform its obligations under this Note. SkyPath, the Company’s sole member, has approved the issuance of this Note based upon a reasonable belief that the issuance of this Note is appropriate for the Company after reasonable inquiry concerning the Company’s financing objectives and financial situation.
(iii)
Authorization. All company action on the part of the Company and its members necessary for the issuance and delivery of this Note has been taken. This Note constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws. Any securities issued upon conversion of this Note (the “Conversion Securities”), when issued in compliance with the provisions of this Note, will be validly

6.

issued, fully paid, nonassessable, free of any liens or encumbrances and issued in compliance with all applicable federal and securities laws.
(iv)
Governmental Consents. All consents, approvals, orders or authorizations of, or registrations, qualifications, designations, declarations or filings with, any governmental authority required on the part of the Company in connection with issuance of this Note has been obtained.
(v)
Compliance with Laws. To its knowledge, the Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties, which violation of which would have a Material Adverse Effect.
(vi)
Compliance with Other Instruments. The Company is not in violation or default of any term of its governing or organizational documents, or of any provision of any mortgage, indenture or contract to which it is a party and by which it is bound or of any judgment, decree, order or writ, other than such violation(s) that would not have a Material Adverse Effect. The execution, delivery and performance of this Note will not result in any such violation or be in conflict with, or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, decree, order or writ or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties. Without limiting the foregoing, the Company has obtained all waivers reasonably necessary with respect to any preemptive rights, rights of first refusal or similar rights, including any notice or offering periods provided for as part of any such rights, in order for the Company to consummate the transactions contemplated hereunder without any third party obtaining any rights to cause the Company to offer or issue any securities of the Company as a result of the consummation of the transactions contemplated hereunder.
(vii)
Offering. Assuming the accuracy of the representations and warranties of the Holder contained in subsection (b) below, the offer, issue and sale of this Note and the Conversion Securities (collectively, the “Securities”) are and will be exempt from the registration and prospectus delivery requirements of the Act, and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.
(viii)
Sole Member. SkyPath is the sole member of the Company.
(ix)
Effective Agreements. The Operating Agreement attached hereto as Exhibit C has not been revoked, modified, rescinded or amended and is in full force and effect.
(b)
Representations and Warranties of the Holder. The Holder hereby represents and warrants to the Company as of the date hereof as follows:
(i)
Purchase for Own Account. The Holder is acquiring the Securities solely for the Holder’s own account and beneficial interest for investment and not for sale or with a view to distribution of the Securities or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

7.

(ii)
Information and Sophistication. Without lessening or obviating the representations and warranties of the Company set forth in subsection (a) above, the Holder hereby: (A) acknowledges that the Holder has received all the information the Holder has requested from the Company and the Holder considers necessary or appropriate for deciding whether to acquire the Securities, (B) represents that the Holder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain any additional information necessary to verify the accuracy of the information given the Holder and (C) further represents that the Holder has such knowledge and experience in financial and business matters that the Holder is capable of evaluating the merits and risk of this investment.
(iii)
Ability to Bear Economic Risk. The Holder acknowledges that investment in the Securities involves a high degree of risk, and represents that the Holder is able, without materially impairing the Holder’s financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of the Holder’s investment.
(iv)
Further Limitations on Disposition. Without in any way limiting the representations set forth above, the Holder further agrees not to make any disposition of all or any portion of the Securities unless and until:
(1)
There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or
(2)
The Holder shall have notified the Company of the proposed disposition and furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Act or any applicable state securities laws; provided that no such opinion shall be required for dispositions in compliance with Rule 144 under the Act, except in unusual circumstances.
(3)
Notwithstanding the provisions of paragraphs (1) and (2) above, no such registration statement or opinion of counsel shall be necessary for a transfer by the Holder to a partner (or retired partner) or member (or retired member) of the Holder in accordance with partnership or limited liability company interests, or transfers by gift, will or intestate succession to any spouse or lineal descendants or ancestors, if all transferees agree in writing to be subject to the terms hereof to the same extent as if they were the Holders hereunder.
(v)
Accredited Investor Status. The Holder is an “accredited investor” as such term is defined in Rule 501 under the Act.
(vi)
Forward-Looking Statements. With respect to any forecasts, projections of results and other forward-looking statements and information provided to the Holder, the Holder acknowledges that such statements were prepared based upon assumptions deemed reasonable by the Company at the time of preparation. There is no assurance that such statements will prove accurate, and the Company has no obligation to update such statements.

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7.
Events of Default.
(a)
If there shall be any Event of Default (as defined below) hereunder, at the option and upon the declaration of the Holder and upon written notice to the Company (which election and notice shall not be required in the case of an Event of Default under subsection (ii) or (iii) below), this Note shall accelerate and all principal and unpaid accrued interest shall become due and payable. The occurrence of any one or more of the following shall constitute an “Event of Default”:
(i)
The Company fails to pay timely any of the principal amount due under this Note on the date the same becomes due and payable or any unpaid accrued interest or other amounts due under this Note on the date the same becomes due and payable;
(ii)
The Company files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing;
(iii)
An involuntary petition is filed against the Company (unless such petition is dismissed or discharged within 60 days under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee or assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Company); or
(iv)
The breach of any covenant set forth in Section 5 herein or any representation or warranty set forth in Section 6(a) herein, in each case by the Company or SkyPath.
(b)
In the event of any Event of Default hereunder, the Company shall pay all reasonable attorneys’ fees and court costs incurred by the Holder in enforcing and collecting this Note.
8.
Miscellaneous Provisions.
(a)
Waivers. The Company hereby waives demand, notice, presentment, protest and notice of dishonor.
(b)
Further Assurances. The Holder agrees and covenants that at any time and from time to time the Holder will promptly execute and deliver to the Company such further instruments and documents and take such further action as the Company may reasonably require in order to carry out the full intent and purpose of this Note and to comply with state or federal securities laws or other regulatory approvals.
(c)
Transfers of Notes. This Note may be transferred only upon its surrender to the Company for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Company. Thereupon, this Note shall be reissued to, and registered in the name of, the transferee, or a new Note for like principal amount and interest shall be issued to, and registered in the name of, the transferee. Interest and principal shall be paid solely to the registered holder of this Note. Such payment shall constitute full discharge of the Company’s obligation to pay such interest and principal.
(d)
Market Standoff. To the extent requested by the Company or an underwriter of securities of the Company, the Holder and any permitted transferee thereof shall not, without the prior written consent of the managing underwriters in the IPO (as hereafter defined), offer, sell, make any short

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sale of, grant or sell any option for the purchase of, lend, pledge, otherwise transfer or dispose of (directly or indirectly), enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership (whether any such transaction is described above or is to be settled by delivery of Securities or other securities, in cash, or otherwise), any Securities or other securities of the Company then owned by the Holder or any transferee thereof, or enter into an agreement to do any of the foregoing, for up to 180 days following the effective date of the registration statement of the initial public offering of the Company (the “IPO”) filed under the Securities Act. For purposes of this paragraph, “Company” includes any wholly owned subsidiary of the Company into which the Company merges or consolidates. The Company may place restrictive legends on the certificates representing the securities subject to this paragraph and may impose stop transfer instructions with respect to the Securities and such other securities of the Holder and any transferee thereof (and the securities of every other person subject to the foregoing restriction) until the end of such period. The Holder and any transferee thereof shall enter into any agreement reasonably required by the underwriters to the IPO to implement the foregoing within any reasonable timeframe so requested. The underwriters for any IPO are intended third party beneficiaries of this paragraph and shall have the right, power and authority to enforce the provisions of this paragraph as though they were parties hereto. The provisions of this paragraph shall survive any conversion and/or repayment of this Note.
(e)
Amendment and Waiver. Any term of this Note may be amended or waived with the written consent of the Company and the Holder.
(f)
Governing Law. This Note shall be governed by and construed under the laws of the State of Delaware, as applied to agreements among Delaware residents, made and to be performed entirely within the State of Delaware, without giving effect to conflicts of laws principles.
(g)
Binding Agreement. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Note, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations or liabilities under or by reason of this Note, except as expressly provided in this Note.
(h)
Counterparts; Manner of Delivery. This Note may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
(i)
Titles and Subtitles. The titles and subtitles used in this Note are used for convenience only and are not to be considered in construing or interpreting this Note.
(j)
Notices. All notices and other communications given or made pursuant to this Note shall be in writing (including electronic mail as permitted in this Note) and shall be deemed effectively given upon the earlier of actual receipt, or (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on the signature page, or to such e-mail address or address as subsequently modified by written notice given in accordance with this Section 8(j). Each party consents to the delivery of any notice pursuant to this Note by electronic mail at the e-mail address set forth below on the signature page, as updated from time to time

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by notice to the other party. To the extent that any notice given by means of electronic mail is returned or undeliverable for any reason, the foregoing consent shall be deemed to have been revoked until a new or corrected e-mail address has been provided, and such attempted electronic notice shall be ineffective and deemed to not have been given. Each party agrees to promptly notify the other party of any change in its e-mail address, and that failure to do so shall not affect the foregoing. The terms of this Section 8(j) shall survive any conversion and/or repayment of this Note.
(k)
Expenses. Each of the Company and the Holder shall bear such party’s respective expenses and legal fees incurred with respect to the negotiation, execution and delivery of this Note and the transactions contemplated herein.
(l)
Waiver of Conflicts. Each party to this Note acknowledges that Cooley LLP (“Cooley”) has acted as counsel solely to the Holder with respect to this Note and the transactions contemplated hereby (together, the “Note Financing”), and has negotiated the terms of the Note Financing solely on behalf of the Holder. Cooley may have, in the past, represented and/or may, now or in the future, represent the Company and/or its affiliates in other matters, including matters that are similar, but not substantially related, to the Note Financing. The applicable rules of professional conduct require that Cooley inform its clients of these representations and obtain their waivers of the conflicts that may arise from such representations. Each of the Company and the Holder hereby (i) acknowledges that such party has been advised about such circumstances and has had an opportunity to ask for additional information, (ii) acknowledges that, with respect to the Note Financing, Cooley has represented solely the Holder and no other party, and (iii) gives its informed consent to Cooley’s representation of the Holder in the Note Financing and Cooley’s representation of the Company and/or its affiliates in other matters.
(m)
Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the Holder, upon any breach or default of the Company under this Note shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by the Holder of any breach or default under this Note, or any waiver by the Holder of any provisions or conditions of this Note, must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Note, or by law or otherwise afforded to the Holder, shall be cumulative and not alternative. This Note shall be void and of no force or effect in the event that the Holder fails to remit the full principal amount to the Company within five calendar days of the date of this Note.
(n)
Entire Agreement. This Note, the Operating Agreement, the Management Agreement, the Form of Amended and Restated Operating Agreement and the Form of SkyPath Restriction Agreement constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof, and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.
(o)
Broker’s Fees. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker’s or finder’s fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this subsection being untrue.
(p)
California Corporate Securities Law. THE SALE OF THE SECURITIES

11.

WHICH ARE THE SUBJECT OF THIS NOTE HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION OR IN THE ABSENCE OF AN EXEMPTION FROM SUCH QUALIFICATION IS UNLAWFUL. PRIOR TO ACCEPTANCE OF SUCH CONSIDERATION BY THE COMPANY, THE RIGHTS OF ALL PARTIES TO THIS NOTE ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION FROM SUCH QUALIFICATION BEING AVAILABLE.
(q)
[***].
(i)
[***].
(ii)
[***]
(r)
Reporting. The Company agrees to provide the information that the Holder requests from time to time to permit the holder to comply with its tax reporting requirements.

[Signature pages follow]

12.

The parties have executed this Convertible Promissory Note as of the date first noted above.

COMPANY:

SP Healthcare SPV I, LLC

By:	/s/ Johnathan Lee

Name:	Johnathan Lee
Title:	Authorized Signatory

E-mail:	[***]

Address:	166 Geary Street Suite 1500 #2031
San Francisco, California 94108

SIGNATURE PAGE TO

SP HEALTHCARE SPV I, LLC

CONVERTIBLE PROMISSORY NOTE

The parties have executed this Convertible Promissory Note as of the date first noted above.

HOLDER:

Name of Holder:	SafeGuard Healthcare, LLC

	By:	/s/ Josh Patterson

	Name:	Josh Patterson
	Title:	Authorized Signatory

	E-mail:	[***]

	Address:	400 Spectrum Center Drive, Suite 2040
Irvine, CA 92618

SIGNATURE PAGE TO

SP HEALTHCARE SPV I, LLC

CONVERTIBLE PROMISSORY NOTE

The parties have executed this Convertible Promissory Note as of the date first noted above.

SKYPATH (solely for the purposes of Sections 5, 6(a) and 8(q) herein):

SkyPath Partners LLC

By:	/s/ Johnathan Lee

Name:	Johnathan Lee
Title:	Authorized Signatory

E-mail:	[***]

Address:	166 Geary Street Suite 1500 #2031
San Francisco, California 94108

SIGNATURE PAGE TO

SP HEALTHCARE SPV I, LLC

CONVERTIBLE PROMISSORY NOTE

Schedule 1

Contributions

[***]

Exhibit A

Form of Amended and Restated Operating Agreement

[***]

Exhibit B

Form of SkyPath Restriction Agreement

[***]

Exhibit C

Operating Agreement

[***]

Exhibit D

Subscription Agreement

[***]